DIVERSIFIED RESOURCES, INC.

SEC PARAMETERS

ESTIMATED REMAINING RESERVES AND FUTURE NET REVENUE

COLORADO OIL & GAS PROPERTIES

AS OF NOVEMBER 1, 2013

McCartney Engineering, LLC
Consulting Petroleum Engineers

4251 Kipling Street, Suite 575 Wheat Ridge, CO 80033 (303)830-7208 Fax (303)830-7004

McCartney Engineering, LLC
Consulting Petroleum Engineers
4251 Kipling Street, Suite 575 Wheat Ridge, Colorado 80033 (303)830-7208 Fax (303)830-7004
Email: jack@mccartneyengineering.com ron@mccartneyengineering.com

February 6, 2014

Mr. Paul Laird
Natural Resource Group, Inc.
1789 West Littleton Blvd
Littleton, Colorado 80120

Re: Natural Resource Group, Inc. Estimate of Remaining Reserves and Future Net Revenue for Certain Colorado Oil & Gas Properties pursuant to SEC guidelines for oil and gas reporting

Dear Mr. Laird:

Pursuant to your request, we have estimated the remaining reserves and future net revenue for certain oil & gas properties owned by Natural Resource Group, Inc. in the state of Colorado. The estimated remaining reserves and future net revenue are based on the guidelines of the Securities and Exchange Commission (SEC) for oil and gas reporting. Proved developed producing and proved undeveloped categories have been included in this analysis. The effective date is November 1, 2013. Results are summarized below:

	Net Remaining Reserves As of November 1, 2013		Estimated Future Net Revenue	
Reserve Category	Oil (BBL)	Gas (MCF)	Undiscounted	Discounted at 10 Percent
Proved Producing	5,379	68,407	$ 374,982	$ 217,121
Proved Producing	24,077	18,873	725,657	377,500
Proved Producing	29,456	87,280	$ 1,100,639	$ 594,621

A grand total summary cash flow is attached for each of the reserve categories. Also included is an individual well tabulation of the gross and net reserves, and discounted present worth value of the individual leases for the proved developed reserves and proved undeveloped reserves. Production graphs and individual cash flows for each producing property also included.

Source of Data

Lease names, locations, and historic pricing data were supplied by your office as well as

working and net revenue interests, tax rates, and operating expense data. This data was accepted by McCartney Engineering, LLC as presented. McCartney reserves the right to revise the associated reserve and economic projections if future information indicates discrepancies in the data provided.

Reserve Categories

The reserves included in this report are classified in the proved category. Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be commercially recoverable in future years from known oil and gas reservoirs under existing economic and operating conditions. These reserves are segregated into two categories, proved developed producing and proved undeveloped.

Proved developed producing reserves are those which are expected to be produced from existing completion intervals now open for production in existing wells. Proved undeveloped reserves are those reserves recoverable by new wells on undrilled acreage offsetting productive wells that are reasonably certain of production when drilled.

Method of Assigning Reserves

Reserves were determined through the application of industry accepted evaluation methods. Since sufficient production history was available, remaining reserves were estimated from an extrapolation of past performance. Proved undeveloped reserves were determined by analogy with offset production completed in similar reservoirs.

Oil & Gas Prices

Oil & gas prices used in this analysis were based on the previous 12-month average actual prices. These prices were held constant for the life of the properties.

Expenses and Production Taxes

Operating expenses for the individual properties were based on the previous 12-month average operating expenses. Drilling and completion costs were supplied by your office. Production tax rates were calculated from the supplied revenue data.

Summary

The accuracy of any reserve estimate, especially when based on limited production history, is a function of available data and of engineering and geological interpretation and judgement. While the reserve estimates used herein are believed reasonable, they should be accepted with the understanding that subsequent reservoir performance, changes in pricing structure, or market demand may justify their revision. Reserve estimates based on

limited performance history and reserves assigned to undrilled acreage are inherently less reliable than those based on lengthy production history.

McCartney Engineering, LLC makes no representation or warranty as to the ownership or title of the properties described herein, nor represents or warrants the economic viability of any oil and gas development conducted thereon. In our opinion, the above reserve and revenue estimates fairly and approximately present the proved reserves of the subject properties with respect to the definitions, assumptions, and methodology described herein.

We appreciate the opportunity to provide you with this analysis. All related data is in our office and is available for your review.

Yours very truly,
McCartney Engineering, LLC

Jack A. McCartney
Manager

COLORADO REGISTERED
JACK ALBERT McCARTNEY
14618
PROFESSIONAL ENGINEER

SUMMARIES

Fiscal CashFlow Report
Grand Totals

Summary Lease Report

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
10/2014	6	3,780	10,308	3,171	8,279	87.16	5.41	321,224
10/2015	7	7,382	13,088	6,235	10,666	86.66	5.28	596,679
10/2016	7	3,993	10,072	3,356	8,126	87.00	5.37	335,630
10/2017	6	2,829	8,803	2,369	7,068	86.57	5.41	243,378
10/2018	6	2,287	7,943	1,910	6,358	86.47	5.44	199,756
10/2019	6	1,965	7,267	1,638	5,803	86.49	5.46	173,381
10/2020	6	1,737	6,697	1,446	5,337	86.52	5.48	154,305
10/2021	6	1,564	6,200	1,300	4,932	86.53	5.49	139,562
10/2022	6	1,420	5,754	1,179	4,571	86.55	5.51	127,178
10/2023	6	1,290	5,345	1,070	4,238	86.56	5.52	115,986
10/2024	6	1,173	4,966	971	3,931	86.58	5.53	105,824
10/2025	6	1,067	4,615	882	3,647	86.60	5.55	96,593
10/2026	6	933	3,484	770	2,708	86.63	5.72	82,169
10/2027	5	777	1,691	638	1,211	86.70	6.62	63,362
10/2028	5	706	1,580	579	1,127	86.72	6.65	57,688
Remainder:		2,661	14,482	1,943	9,277	88.02	7.37	239,383
Grand Total:		35,565	112,295	29,457	87,280	86.79	5.68	3,052,096

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
10/2014	41,486	32,408	247,330	750,000	-502,670	-502,670	-459,631
10/2015	66,486	56,956	473,237	0	473,237	-29,433	412,187
10/2016	66,486	33,235	235,909	0	235,909	206,476	185,853
10/2017	53,296	24,050	166,032	0	166,032	372,508	118,775
10/2018	50,658	19,838	129,260	0	129,260	501,768	84,022
10/2019	50,658	17,328	105,395	0	105,395	607,163	62,265
10/2020	50,658	15,484	88,162	0	88,162	695,325	47,342
10/2021	50,658	14,040	74,864	0	74,864	770,189	36,544
10/2022	50,658	12,816	63,703	0	63,703	833,892	28,270
10/2023	50,658	11,708	53,621	0	53,621	887,513	21,635
10/2024	50,658	10,699	44,466	0	44,466	931,979	16,312
10/2025	50,658	9,782	36,153	0	36,153	968,132	12,059
10/2026	45,382	8,130	28,656	0	28,656	996,789	8,691
10/2027	34,830	5,859	22,673	0	22,673	1,019,462	6,251
10/2028	34,830	5,335	17,523	0	17,523	1,036,985	4,394
Remainder:	154,380	21,350	63,653	0	63,653	1,100,639	9,651
Grand Total:	902,440	299,017	1,850,639	750,000	1,100,639	1,100,639	594,621

Discount Present Worth:

0.00 %	1,100,639
10.00 %	594,621
20.00 %	360,346
30.00 %	229,344
40.00 %	147,977
50.00 %	93,900
60.00 %	56,234
70.00 %	29,094
80.00 %	9,039
90.00 %	-6,066
100.00 %	-17,611

Economic Dates:

Effective Date	11/2013
Calculated Limit	06/2055
Economic Life	500 Months
	41 Years 8 Months

Economics Information:

Net Payout Date:	11/2013
Rate of Return:	85.65 %
Return on Investment:	2.47
Disc Return on Invest:	1.87

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	62,380	461,207
Historic Gross	26,815	348,912
Gross at Eff Date	26,815	348,912
Remaining Gross	35,565	112,295
Remaining Net	29,457	87,280

Fiscal CashFlow Report

Totals for Reserve Class: Developed, Producing

Summary Lease Report

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
10/2014	6	788	8,450	628	6,699	91.03	5.53	94,260
10/2015	6	740	7,883	589	6,242	91.05	5.54	88,206
10/2016	6	694	7,356	552	5,817	91.08	5.55	82,552
10/2017	5	469	6,865	364	5,421	88.61	5.56	62,375
10/2018	5	405	6,408	311	5,053	87.83	5.57	55,452
10/2019	5	380	5,981	291	4,711	87.85	5.59	51,861
10/2020	5	357	5,584	272	4,392	87.87	5.60	48,511
10/2021	5	335	5,214	255	4,095	87.90	5.61	45,386
10/2022	5	314	4,870	239	3,818	87.92	5.62	42,471
10/2023	5	295	4,548	224	3,561	87.94	5.63	39,750
10/2024	5	278	4,249	210	3,322	87.96	5.64	37,211
10/2025	5	261	3,970	197	3,098	87.99	5.66	34,841
10/2026	5	208	2,904	153	2,214	88.38	5.90	26,593
10/2027	4	124	1,169	83	767	90.00	7.60	13,343
10/2028	4	118	1,110	79	728	90.00	7.60	12,672
Remainder:		1,472	13,530	933	8,468	90.00	7.60	148,309
Grand Total:		7,239	90,091	5,379	68,407	89.43	5.89	883,792

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
10/2014	36,486	11,981	45,793	0	45,793	45,793	43,546
10/2015	36,486	11,193	40,527	0	40,527	86,320	35,037
10/2016	36,486	10,458	35,608	0	35,608	121,928	27,987
10/2017	23,296	7,760	31,320	0	31,320	153,247	22,375
10/2018	20,658	6,851	27,943	0	27,943	181,190	18,149
10/2019	20,658	6,391	24,812	0	24,812	206,002	14,651
10/2020	20,658	5,963	21,890	0	21,890	227,892	11,751
10/2021	20,658	5,564	19,164	0	19,164	247,056	9,353
10/2022	20,658	5,193	16,620	0	16,620	263,676	7,375
10/2023	20,658	4,847	14,245	0	14,245	277,921	5,747
10/2024	20,658	4,524	12,029	0	12,029	289,950	4,412
10/2025	20,658	4,224	9,959	0	9,959	299,909	3,321
10/2026	15,382	3,129	8,082	0	8,082	307,991	2,450
10/2027	4,830	1,357	7,156	0	7,156	315,148	1,971
10/2028	4,830	1,284	6,558	0	6,558	321,706	1,642
Remainder:	81,880	13,153	53,276	0	53,276	374,982	7,355
Grand Total:	404,940	103,870	374,982	0	374,982	374,982	217,121

Discount Present Worth:

0.00 %	374,982
10.00 %	217,121
20.00 %	156,418
30.00 %	124,124
40.00 %	104,024
50.00 %	90,289
60.00 %	80,299
70.00 %	72,695
80.00 %	66,707
90.00 %	61,863
100.00 %	57,858

Economic Dates:

Effective Date	11/2013
Calculated Limit	06/2055
Economic Life	500 Months
	41 Years 8 Months

Economics Information:

Net Payout Date:	11/2013
Rate of Return:	>100 %
Return on Investment:	0.00
Disc Return on Invest:	0.00

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	34,054	439,003
Historic Gross	26,815	348,912
Gross at Eff Date	26,815	348,912
Remaining Gross	7,239	90,091
Remaining Net	5,379	68,407

Oneline Cashflow Report
Totals for Reserve Class: Developed, Producing

	---GROSS PRODUCTION---		----NET PRODUCTION----		---SALES---	------------EXPENSES------------			-----NET CASH FLOW------	
	BBL OIL	MCF GAS	BBL OIL	MCF GAS	TOTAL $	ALL TAXES	TOT COSTS	CAPITAL	CUMULATIVE	10 DISCNT
SESE SECTION 5-11N-61W PUD ()	28,326	22,204	24,077	18,873	2,168,304	195,147	497,500	750,000	725,657	377,500
LEWTON CO F UNIT #1 ()	2,416	52,047	2,029	43,719	390,020	52,692	200,488	0	136,841	97,613
SHANNON-ROBERTS (1A)	2,371	25,574	1,387	14,961	238,559	16,699	86,250	0	135,610	59,115
SHANNON-ROBERTS (2, 3 & 4)	1,668	12,470	1,301	9,726	191,024	25,807	68,080	0	97,137	55,519
UPRR NICHOLS (1)	783	0	662	0	64,189	8,672	50,122	0	5,395	4,874
Grand Total:	35,564	112,295	29,456	87,279	3,052,096	299,017	902,440	750,000	1,100,640	594,621

Fiscal CashFlow Report

Totals for Reserve Class: Undeveloped, Non-Producing

Summary Lease Report

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
10/2014	0	2,992	1,859	2,543	1,580	86.20	4.92	226,963
10/2015	1	6,643	5,205	5,646	4,424	86.20	4.92	508,473
10/2016	1	3,299	2,716	2,804	2,309	86.20	4.92	253,079
10/2017	1	2,360	1,938	2,006	1,647	86.20	4.92	181,002
10/2018	1	1,882	1,536	1,600	1,305	86.20	4.92	144,304
10/2019	1	1,585	1,285	1,347	1,092	86.20	4.92	121,520
10/2020	1	1,380	1,113	1,173	946	86.20	4.92	105,794
10/2021	1	1,229	985	1,045	838	86.20	4.92	94,176
10/2022	1	1,106	885	940	752	86.20	4.92	84,707
10/2023	1	995	796	846	677	86.20	4.92	76,236
10/2024	1	896	717	761	609	86.20	4.92	68,613
10/2025	1	806	645	685	548	86.20	4.92	61,751
10/2026	1	725	581	617	494	86.20	4.92	55,576
10/2027	1	653	523	555	444	86.20	4.92	50,019
10/2028	1	588	470	499	400	86.20	4.92	45,017
Remainder:		1,189	951	1,010	809	86.20	4.92	91,074
Grand Total:		28,326	22,204	24,077	18,873	86.20	4.92	2,168,304

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
10/2014	5,000	20,427	201,537	750,000	-548,463	-548,463	-503,178
10/2015	30,000	45,763	432,710	0	432,710	-115,753	377,151
10/2016	30,000	22,777	200,301	0	200,301	84,548	157,866
10/2017	30,000	16,290	134,712	0	134,712	219,261	96,400
10/2018	30,000	12,987	101,317	0	101,317	320,577	65,873
10/2019	30,000	10,937	80,583	0	80,583	401,161	47,614
10/2020	30,000	9,521	66,272	0	66,272	467,433	35,591
10/2021	30,000	8,476	55,700	0	55,700	523,133	27,191
10/2022	30,000	7,624	47,084	0	47,084	570,216	20,896
10/2023	30,000	6,861	39,375	0	39,375	609,592	15,888
10/2024	30,000	6,175	32,438	0	32,438	642,029	11,900
10/2025	30,000	5,558	26,194	0	26,194	668,223	8,738
10/2026	30,000	5,002	20,574	0	20,574	688,797	6,241
10/2027	30,000	4,502	15,517	0	15,517	704,314	4,281
10/2028	30,000	4,052	10,965	0	10,965	715,280	2,752
Remainder:	72,500	8,197	10,377	0	10,377	725,657	2,296
Grand Total:	497,500	195,147	1,475,657	750,000	725,657	725,657	377,500

Discount Present Worth:

0.00 %	725,657
10.00 %	377,500
20.00 %	203,928
30.00 %	105,219
40.00 %	43,954
50.00 %	3,610
60.00 %	-24,065
70.00 %	-43,601
80.00 %	-57,668
90.00 %	-67,929
100.00 %	-75,469

Economic Dates:

Effective Date	11/2013
Calculated Limit	03/2031
Economic Life	209 Months
	17 Years 5 Months

Economics Information:

Net Payout Date:	05/2016
Rate of Return:	51.12 %
Return on Investment:	1.97
Disc Return on Invest:	1.55

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	28,326	22,204
Historic Gross	0	0
Gross at Eff Date	0	0
Remaining Gross	28,326	22,204
Remaining Net	24,077	18,873

Oneline Cashflow Report

Totals for Reserve Class: Undeveloped, Non-Producing

	---GROSS PRODUCTION---		----NET PRODUCTION----		---SALES---	------------EXPENSES------------			-----NET CASH FLOW------	
	BBL OIL	MCF GAS	BBL OIL	MCF GAS	TOTAL $	ALL TAXES	TOT COSTS	CAPITAL	CUMULATIVE	10 DISCNT
SESE SECTION 5-11N-61W PUD ()	28,326	22,204	24,077	18,873	2,168,304	195,147	497,500	750,000	725,657	377,500
Grand Total:	28,326	22,204	24,077	18,873	2,168,304	195,147	497,500	750,000	725,657	377,500

PROVED PRODUCING RESERVES

Rate/Time Graph

Date: 2/6/2014
Time: 3:53 PM

Lease Name: LEWTON CO F UNIT #1 ()
County, ST: ADAMS, CO
Location: S1 W62 31 N2 SW NW

Operator: NATURAL RESOURCES GROUP INCORPORATED
Field Name: COUGAR



LEWTON CO F UNIT #1 - COUGAR
LEWTON CO F UNIT #1
S1 W62 31 N2 SW NW
D SAND
NATURAL RESOURCES GROUP INCORPORATED
Monthly Rate
100,000
10,000
1,000
100
10
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Time

Date: 2/6/2014 Time: 3:53 PM

Fiscal CashFlow Report

Lease Name: LEWTON CO F UNIT #1 ()
County, ST: ADAMS, CO
Location: S1 W62 31 N2 SW NW

Operator: NATURAL RESOURCES GROUP INCORPORATED
Field Name: COUGAR
Reserve Type/Class: Proved/Developed, Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
10/2014	1	286	6,156	240	5,171	86.20	4.92	46,133
10/2015	1	265	5,707	223	4,794	86.20	4.92	42,765
10/2016	1	246	5,290	206	4,444	86.20	4.92	39,643
10/2017	1	228	4,904	191	4,119	86.20	4.92	36,749
10/2018	1	211	4,546	177	3,819	86.20	4.92	34,067
10/2019	1	196	4,214	164	3,540	86.20	4.92	31,580
10/2020	1	181	3,907	152	3,281	86.20	4.92	29,274
10/2021	1	168	3,621	141	3,042	86.20	4.92	27,137
10/2022	1	156	3,357	131	2,820	86.20	4.92	25,156
10/2023	1	144	3,112	121	2,614	86.20	4.92	23,319
10/2024	1	134	2,885	112	2,423	86.20	4.92	21,617
10/2025	1	124	2,674	104	2,246	86.20	4.92	20,039
06/2026	1	78	1,673	65	1,406	86.20	4.92	12,540
Grand Total:		2,416	52,047	2,029	43,719	86.20	4.92	390,020

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
10/2014	15,828	6,233	24,073	0	24,073	24,073	22,893
10/2015	15,828	5,778	21,160	0	21,160	45,233	18,294
10/2016	15,828	5,356	18,460	0	18,460	63,692	14,510
10/2017	15,828	4,965	15,957	0	15,957	79,649	11,403
10/2018	15,828	4,602	13,636	0	13,636	93,285	8,860
10/2019	15,828	4,266	11,485	0	11,485	104,770	6,785
10/2020	15,828	3,955	9,491	0	9,491	114,261	5,098
10/2021	15,828	3,666	7,643	0	7,643	121,904	3,733
10/2022	15,828	3,399	5,929	0	5,929	127,834	2,634
10/2023	15,828	3,150	4,341	0	4,341	132,175	1,754
10/2024	15,828	2,920	2,869	0	2,869	135,043	1,055
10/2025	15,828	2,707	1,504	0	1,504	136,547	504
06/2026	10,552	1,694	294	0	294	136,841	91
Grand Total:	200,488	52,692	136,841	0	136,841	136,841	97,613

Discount Present Worth:

0.00 %	136,841
10.00 %	97,613
20.00 %	75,638
30.00 %	61,990
40.00 %	52,827
50.00 %	46,296
60.00 %	41,422
70.00 %	37,650
80.00 %	34,646
90.00 %	32,195
100.00 %	30,157

Economic Dates:

Effective Date	11/2013
Calculated Limit	06/2026
Economic Life	152 Months
	12 Years 8 Months

Economics Information:

Net Payout Date:	11/2013
Rate of Return:	>100 %
Return on Investment:	0.00
Disc Return on Invest:	0.00
Initial Division of Interest:	

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	9,489	150,533
Historic Gross	7,073	98,486
Gross at Eff Date	7,073	98,486
Remaining Gross	2,416	52,047
Remaining Net	2,029	43,719

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 28.00 Gas: 0.800

			NRI	ORI
WI:	100.000000	Oil:	84.000000	0.000000
		Gas:	84.000000	0.000000
Reversion Date:	None	Injection:	0.000000	0.000000

Rate/Time Graph

Date: 2/6/2014
Time: 3:53 PM

Lease Name: UPRR NICHOLS (1)
County, ST: ADAMS, CO
Location: S1 W62 33 NW NE SE

Operator: NATURAL RESOURCES GROUP INCORPORATED
Field Name: KETTLE



UPRR NICHOLS - KETTLE
UPRR NICHOLS (1)
S1 W62 33 NW NE SE
DAKOTA D/SD/
NATURAL RESOURCES GROUP INCORPORATED
Monthly Rate
10,000
1,000
100
10
1
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Time

Date: 2/6/2014 Time: 3:53 PM

Fiscal CashFlow Report

Lease Name: UPRR NICHOLS (1)
County, ST: ADAMS, CO
Location: S1 W62 33 NW NE SE

Operator: NATURAL RESOURCES GROUP INCORPORATED
Field Name: KETTLE
Reserve Type/Class: Proved/Developed, Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
10/2014	1	264	0	223	0	96.99	0.00	21,650
10/2015	1	248	0	210	0	96.99	0.00	20,346
10/2016	1	233	0	197	0	96.99	0.00	19,120
12/2016	1	37	0	32	0	96.99	0.00	3,073
Grand Total:		783	0	662	0	96.99	0.00	64,189

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
10/2014	15,828	2,925	2,897	0	2,897	2,897	2,761
10/2015	15,828	2,749	1,769	0	1,769	4,666	1,535
10/2016	15,828	2,583	709	0	709	5,375	563
12/2016	2,638	415	20	0	20	5,395	15
Grand Total:	50,122	8,672	5,395	0	5,395	5,395	4,874

Discount Present Worth:

0.00 %	5,395
10.00 %	4,874
20.00 %	4,462
30.00 %	4,127
40.00 %	3,851
50.00 %	3,619
60.00 %	3,421
70.00 %	3,250
80.00 %	3,102
90.00 %	2,971
100.00 %	2,855

Economic Dates:

Effective Date	11/2013
Calculated Limit	12/2016
Economic Life	38 Months
	3 Years 2 Months

Economics Information:

Net Payout Date:	11/2013
Rate of Return:	>100 %
Return on Investment:	0.00
Disc Return on Invest:	0.00

Initial Division of Interest:

WI: 100.000000

Reversion Date: None

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	14,253	0
Historic Gross	13,470	0
Gross at Eff Date	13,470	0
Remaining Gross	783	0
Remaining Net	662	0

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 39.00 Gas: 0.800

	NRI	ORI
Oil:	84.500000	0.000000
Gas:	84.500000	0.000000
Injection:	0.000000	0.000000

Rate/Time Graph

Date: 2/6/2014
Time: 3:53 PM

Lease Name: SHANNON-ROBERTS (1A)
County, ST: BROOMFLD, CO
Location: N1 W68 26 C NE NE

Operator: NATURAL RESOURCES GROUP INCORPORATED
Field Name: SPINDLE



SHANNON-ROBERTS - SPINDLE
SHANNON-ROBERTS (1A)
N1 W68 26 C NE NE
SUSSEX SANDSTONE
NATURAL RESOURCES GROUP INCORPORATED
Monthly Rate
10,000
1,000
100
10
1
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Time

Date: 2/6/2014 Time: 3:53 PM

Fiscal CashFlow Report

Lease Name: SHANNON-ROBERTS (1A)
County, ST: BROOMFLD, CO
Location: N1 W68 26 C NE NE

Operator: NATURAL RESOURCES GROUP INCORPORATED
Field Name: SPINDLE
Reserve Type/Class: Proved/Developed, Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
10/2014	1	107	1,338	63	783	90.00	7.60	11,573
10/2015	1	103	1,278	60	748	90.00	7.60	11,113
10/2016	1	100	1,221	58	715	90.00	7.60	10,672
10/2017	1	96	1,167	56	683	90.00	7.60	10,249
10/2018	1	93	1,115	54	652	90.00	7.60	9,843
10/2019	1	90	1,066	52	623	90.00	7.60	9,453
10/2020	1	86	1,018	51	596	90.00	7.60	9,079
10/2021	1	83	973	49	569	90.00	7.60	8,719
10/2022	1	81	930	47	544	90.00	7.60	8,375
10/2023	1	78	889	45	520	90.00	7.60	8,044
10/2024	1	75	849	44	497	90.00	7.60	7,726
10/2025	1	72	811	42	475	90.00	7.60	7,421
10/2026	1	70	775	41	454	90.00	7.60	7,128
10/2027	1	67	741	39	433	90.00	7.60	6,847
10/2028	1	65	708	38	414	90.00	7.60	6,578
Remainder:		1,105	10,695	647	6,256	90.00	7.60	105,740
Grand Total:		2,371	25,574	1,387	14,961	90.00	7.60	238,559

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
10/2014	2,070	810	8,693	0	8,693	8,693	8,262
10/2015	2,070	778	8,265	0	8,265	16,958	7,141
10/2016	2,070	747	7,855	0	7,855	24,813	6,170
10/2017	2,070	717	7,462	0	7,462	32,275	5,328
10/2018	2,070	689	7,084	0	7,084	39,359	4,598
10/2019	2,070	662	6,721	0	6,721	46,080	3,966
10/2020	2,070	635	6,373	0	6,373	52,453	3,419
10/2021	2,070	610	6,039	0	6,039	58,492	2,945
10/2022	2,070	586	5,718	0	5,718	64,210	2,535
10/2023	2,070	563	5,411	0	5,411	69,621	2,181
10/2024	2,070	541	5,115	0	5,115	74,736	1,874
10/2025	2,070	519	4,832	0	4,832	79,567	1,610
10/2026	2,070	499	4,559	0	4,559	84,127	1,381
10/2027	2,070	479	4,298	0	4,298	88,425	1,183
10/2028	2,070	460	4,047	0	4,047	92,472	1,013
Remainder:	55,200	7,402	43,138	0	43,138	135,610	5,506
Grand Total:	86,250	16,699	135,610	0	135,610	135,610	59,115

Discount Present Worth:

0.00 %	135,610
10.00 %	59,115
20.00 %	37,662
30.00 %	28,067
40.00 %	22,662
50.00 %	19,193
60.00 %	16,776
70.00 %	14,992
80.00 %	13,619
90.00 %	12,528
100.00 %	11,640

Economic Dates:

Effective Date	11/2013
Calculated Limit	06/2055
Economic Life	500 Months
	41 Years 8 Months

Economics Information:

Net Payout Date:	11/2013
Rate of Return:	>100 %
Return on Investment:	0.00
Disc Return on Invest:	0.00

Initial Division of Interest:

			NRI	ORI
WI:	75.000000	Oil:	58.500000	0.000000
		Gas:	58.500000	0.000000
Reversion Date:	None	Injection:	0.000000	0.000000

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	4,780	137,495
Historic Gross	2,409	111,921
Gross at Eff Date	2,409	111,921
Remaining Gross	2,371	25,574
Remaining Net	1,387	14,961

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 40.00 Gas: 0.800

Rate/Time Graph

Date: 2/6/2014
Time: 3:53 PM

Lease Name: SHANNON-ROBERTS (2, 3 & 4)
County, ST: BROOMFIELD, CO
Location: N1 W68 26

Operator: NATURAL RESOURCES GROUP INCORPORATED
Field Name: SPINDLE



SHANNON-ROBERTS - SPINDLE
SHANNON-ROBERTS (2, 3 & 4)
N1 W68 26
NATURAL RESOURCES GROUP INCORPORATED
Monthly Rate
10,000
1,000
100
10
1
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Time

Date: 2/6/2014 Time: 3:53 PM

Fiscal CashFlow Report

Lease Name: SHANNON-ROBERTS (2, 3 & 4)
County, ST: BROOMFIELD, CO
Location: N1 W68 26

Operator: NATURAL RESOURCES GROUP INCORPORATED
Field Name: SPINDLE
Reserve Type/Class: Proved/Developed, Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
10/2014	3	132	956	103	745	90.00	7.60	14,904
10/2015	3	123	898	96	701	90.00	7.60	13,981
10/2016	3	116	845	90	659	90.00	7.60	13,116
10/2017	3	108	794	84	619	90.00	7.60	12,304
10/2018	3	101	746	79	582	90.00	7.60	11,543
10/2019	3	95	702	74	547	90.00	7.60	10,828
10/2020	3	89	659	69	514	90.00	7.60	10,158
10/2021	3	83	620	65	484	90.00	7.60	9,530
10/2022	3	78	583	61	455	90.00	7.60	8,940
10/2023	3	73	548	57	427	90.00	7.60	8,387
10/2024	3	69	515	54	402	90.00	7.60	7,868
10/2025	3	64	484	50	378	90.00	7.60	7,381
10/2026	3	60	455	47	355	90.00	7.60	6,924
10/2027	3	56	428	44	334	90.00	7.60	6,496
10/2028	3	53	402	41	314	90.00	7.60	6,094
Remainder:		367	2,836	286	2,212	90.00	7.60	42,569
Grand Total:		1,668	12,470	1,301	9,726	90.00	7.60	191,024

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
10/2014	2,760	2,014	10,130	0	10,130	10,130	9,630
10/2015	2,760	1,889	9,332	0	9,332	19,463	8,065
10/2016	2,760	1,772	8,584	0	8,584	28,047	6,744
10/2017	2,760	1,662	7,882	0	7,882	35,929	5,630
10/2018	2,760	1,559	7,223	0	7,223	43,152	4,690
10/2019	2,760	1,463	6,605	0	6,605	49,757	3,899
10/2020	2,760	1,372	6,026	0	6,026	55,783	3,234
10/2021	2,760	1,287	5,482	0	5,482	61,266	2,675
10/2022	2,760	1,208	4,972	0	4,972	66,238	2,205
10/2023	2,760	1,133	4,494	0	4,494	70,731	1,812
10/2024	2,760	1,063	4,045	0	4,045	74,776	1,483
10/2025	2,760	997	3,624	0	3,624	78,400	1,208
10/2026	2,760	935	3,229	0	3,229	81,629	978
10/2027	2,760	878	2,858	0	2,858	84,488	787
10/2028	2,760	823	2,511	0	2,511	86,999	629
Remainder:	26,680	5,751	10,138	0	10,138	97,137	1,848
Grand Total:	68,080	25,807	97,137	0	97,137	97,137	55,519

Discount Present Worth:

0.00 %	97,137
10.00 %	55,519
20.00 %	38,656
30.00 %	29,939
40.00 %	24,684
50.00 %	21,181
60.00 %	18,680
70.00 %	16,803
80.00 %	15,341
90.00 %	14,168
100.00 %	13,206

Economic Dates:

Effective Date 11/2013
Calculated Limit 06/2038
Economic Life 296 Months
24 Years 8 Months

Economics Information:

Net Payout Date: 11/2013
Rate of Return: >100 %
Return on Investment: 0.00
Disc Return on Invest: 0.00
Initial Division of Interest:

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	5,531	150,975
Historic Gross	3,863	138,505
Gross at Eff Date	3,863	138,505
Remaining Gross	1,668	12,470
Remaining Net	1,301	9,726

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 28.00 Gas: 0.800

			NRI	ORI
WI: 100.000000		Oil:	78.000000	0.000000
		Gas:	78.000000	0.000000
Reversion Date: None		Injection:	0.000000	0.000000

PROVED UNDEVELOPED RESERVES

Rate/Time Graph

Date: 2/6/2014
Time: 3:53 PM

Lease Name: SESE SECTION 5-11N-61W PUD ()
County, ST: WELD, CO
Location: SESE 5-11N-61W

Operator: NATURAL RESOURCES GROUP
Field Name: GROVER



SESE SECTION 5-11N-61W PUD - GROVER
SESE SECTION 5-11N-61W PUD
SESE 5-11N-61W
NATURAL RESOURCES GROUP
Monthly Rate
100,000
10,000
1,000
100
10
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Time

Date: 2/6/2014 Time: 3:53 PM

Fiscal CashFlow Report

Lease Name: SESE SECTION 5-11N-61W PUD ()
County, ST: WELD, CO
Location: SESE 5-11N-61W

Operator: NATURAL RESOURCES GROUP
Field Name: GROVER
Reserve Type/Class: Proved/Undeveloped, Non-Producing

Date	Well Count	Gross Production Oil (Bbl)	Gross Production Gas (Mcf)	Net Production Oil (Bbl)	Net Production Gas (Mcf)	Average Prices Oil ($/Bbl)	Average Prices Gas ($/Mcf)	Sales Total ($)
10/2014	0	2,992	1,859	2,543	1,580	86.20	4.92	226,963
10/2015	1	6,643	5,205	5,646	4,424	86.20	4.92	508,473
10/2016	1	3,299	2,716	2,804	2,309	86.20	4.92	253,079
10/2017	1	2,360	1,938	2,006	1,647	86.20	4.92	181,002
10/2018	1	1,882	1,536	1,600	1,305	86.20	4.92	144,304
10/2019	1	1,585	1,285	1,347	1,092	86.20	4.92	121,520
10/2020	1	1,380	1,113	1,173	946	86.20	4.92	105,794
10/2021	1	1,229	985	1,045	838	86.20	4.92	94,176
10/2022	1	1,106	885	940	752	86.20	4.92	84,707
10/2023	1	995	796	846	677	86.20	4.92	76,236
10/2024	1	896	717	761	609	86.20	4.92	68,613
10/2025	1	806	645	685	548	86.20	4.92	61,751
10/2026	1	725	581	617	494	86.20	4.92	55,576
10/2027	1	653	523	555	444	86.20	4.92	50,019
10/2028	1	588	470	499	400	86.20	4.92	45,017
Remainder:		1,189	951	1,010	809	86.20	4.92	91,074
Grand Total:		28,326	22,204	24,077	18,873	86.20	4.92	2,168,304

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
10/2014	5,000	20,427	201,537	750,000	-548,463	-548,463	-503,178
10/2015	30,000	45,763	432,710	0	432,710	-115,753	377,151
10/2016	30,000	22,777	200,301	0	200,301	84,548	157,866
10/2017	30,000	16,290	134,712	0	134,712	219,261	96,400
10/2018	30,000	12,987	101,317	0	101,317	320,577	65,873
10/2019	30,000	10,937	80,583	0	80,583	401,161	47,614
10/2020	30,000	9,521	66,272	0	66,272	467,433	35,591
10/2021	30,000	8,476	55,700	0	55,700	523,133	27,191
10/2022	30,000	7,624	47,084	0	47,084	570,216	20,896
10/2023	30,000	6,861	39,375	0	39,375	609,592	15,888
10/2024	30,000	6,175	32,438	0	32,438	642,029	11,900
10/2025	30,000	5,558	26,194	0	26,194	668,223	8,738
10/2026	30,000	5,002	20,574	0	20,574	688,797	6,241
10/2027	30,000	4,502	15,517	0	15,517	704,314	4,281
10/2028	30,000	4,052	10,965	0	10,965	715,280	2,752
Remainder:	72,500	8,197	10,377	0	10,377	725,657	2,296
Grand Total:	497,500	195,147	1,475,657	750,000	725,657	725,657	377,500

Discount Present Worth:

0.00 %	725,657
10.00 %	377,500
20.00 %	203,928
30.00 %	105,219
40.00 %	43,954
50.00 %	3,610
60.00 %	-24,065
70.00 %	-43,601
80.00 %	-57,668
90.00 %	-67,929
100.00 %	-75,469

Economic Dates:

Effective Date	11/2013
Calculated Limit	03/2031
Economic Life	209 Months
	17 Years 5 Months

Economics Information:

Net Payout Date:	05/2016
Rate of Return:	51.12 %
Return on Investment:	1.97
Disc Return on Invest:	1.55

Economics Summary:

	Bbl Oil	Mcf Gas
Ultimate Gross	28,326	22,204
Historic Gross	0	0
Gross at Eff Date	0	0
Remaining Gross	28,326	22,204
Remaining Net	24,077	18,873

BTU Content: 1.000 mmbtu/mcf
Gravity: Oil: 28.00 Gas: 0.800

Initial Division of Interest:

WI:	100.000000		NRI	ORI
		Oil:	85.000000	0.000000
		Gas:	85.000000	0.000000
Reversion Date:	None	Injection:	0.000000	0.000000